UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NBTY, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NBTY , INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all the important information contained in the proxy materials before voting.

NBTY. INC.

2100 SMITHTOWN AVE.
RONKONKOMA, NY 11779

Stockholders Meeting to be held on February 27, 2009

Proxy Materials Available

•                  Notice and Proxy Statement

•                  Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials via the internet or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before February 13, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www. proxyvote. com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote.

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Meeting Information

Meeting Type:	Annual
Meeting Date:	02/27/09
Meeting Time:	10:00 A.M. ET
For holders as of:	01/06/09

Meeting Location:

NBTY, Inc.
2100 Smithtown Ave.
Ronkonkoma, NY 11779

Meeting Directions:

For Meeting directions, please call the Company’s General Counsel’s office at (631) 218-7327.

How To Vote

Vote In Person

You can vote in person if you attend the Meeting. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to www.proxyvote.com. Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 26, 2009. Have your notice in hand when you access the website and follow the instructions.

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Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

1.	ELECTION OF DIRECTORS

Nominees:

01) Aram G. Garabedian
02) Neil H. Koenig

2.	APPROVAL OF THE NBTY, INC. 2009 EQUITY AWARDS PLAN.

3.	RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2009.

4.	IN THEIR DISCRETION, UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

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